Exhibit 10.1

Execution Version

FORBEARANCE AGREEMENT

This FORBEARANCE AGREEMENT (as amended, supplemented or otherwise modified from time to time, this “Agreement”), dated as of June 29, 2023 (the “Effective Date”), is made by and among Baudax Bio, Inc., a Pennsylvania corporation (“Borrower”), Baudax Bio N.A. LLC, a Delaware limited liability company (“Baudax LLC”), Baudax Bio Limited, a private company incorporated under the laws of Ireland limited by shares having company number 562027 (together with Baudax LLC, collectively, the “Guarantors” and together with the Borrower, the “Loan Parties”), Wilmington Trust, National Association, not individually, but solely in its capacity as administrative and collateral agent for the Lender (the “Agent”) and the Lender party hereto (constituting the only Lender under the Credit Agreement).

WHEREAS, the Borrower, the Lender and the Agent are party to that certain Credit Agreement, dated as of May 29, 2020 (as amended, the “Credit Agreement”), pursuant to which the Lender agrees to make loans to the Borrower on the terms set forth therein. Unless otherwise provided herein, capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement;

WHEREAS, the Guarantors executed that certain Guarantee, dated as of May 29, 2020 (as amended, restated, supplemented or otherwise modified from time to time in accordance with its provisions) in favor of the Agent, the Lender and any other holder of the Obligations;

WHEREAS, as security for all of the liabilities, indebtedness and obligations due to the Lender under the Credit Agreement or any other Loan Document (collectively, the “Obligations”), the Borrower and the Guarantors executed and delivered to the Agent (i) that certain Security Agreement, dated as of May 29, 2020 (as amended, restated, supplemented or otherwise modified from time to time in accordance with its provisions, the “Security Agreement”), granting to the Agent, for the benefit of the Lender, a security interest in the Collateral (as defined in the Security Agreement) (the “Collateral”), and (ii) the other Collateral Documents (as defined in the Credit Agreement) pursuant to or in connection with which each Loan Party thereto grants a security interest in any Collateral to the Agent for the benefit of the Lender or pursuant to which any such security interest in Collateral is perfected;

WHEREAS, the Borrower has informed the Lender that the Borrower intends to (i) enter into that certain Agreement and Plan of Merger, to be dated as of the date hereof (the “Merger Agreement”), among the Borrower, Bounce Merger Sub I, Inc. (“MergerSub 1”), Bounce Merger Sub II, LLC (“MergerSub 2”) and TeraImmune, Inc. (“TeraImmune”), and (ii) effect the transactions set out in the Merger Agreement pursuant to which the Borrower will cause (a) a merger of MergerSub 1 with and into TeraImmune, upon which TeraImmune will become a Subsidiary of the Borrower (the “First Merger”), and (b) immediately following the First Merger, TeraImmune will merge with and into MergerSub 2, with MergerSub 2 being the surviving entity as well as a Subsidiary of the Borrower (the “Second Merger”, and collectively with the First Merger, the “Mergers”) (collectively, the transactions described in clauses (i) and (ii), the “Transactions”);

WHEREAS, immediately upon the consummation of the Transactions, the Specified Defaults (as defined below) will occur under the Credit Agreement;

WHEREAS, the occurrence and continuance of such Specified Defaults shall permit the Agent and the Lender to exercise the rights and remedies provided in the Loan Documents, as applicable, and pursuant to Applicable Law (collectively, the “Rights and Remedies”), including, but not limited to the Lender’s immediate rights to realize upon and enforce the Lender’s rights (w) to accelerate the maturity of any or all of the Loan and other Obligations under Section 8.2 of the Credit Agreement, (x) to collect all of the Obligations, (y) to appoint receivers or controllers or foreclose upon or otherwise seek remedies with respect to all or any portion of the Collateral and (z) as otherwise provided by Applicable Law, commence legal actions and other legal proceedings against the Borrower or with respect to all or any portion of the Collateral;

WHEREAS, the Agent and the Lender have each agreed to forbear from exercising their respective Rights and Remedies on the terms and conditions described below for such limited period of time, provided that Borrower and its Subsidiaries (including, following the Transactions, TeraImmune) take certain actions as set forth in, and otherwise comply with all other terms and conditions of, this Agreement; and

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Borrower and Guarantor Acknowledgments. Each of Borrower and the Guarantors acknowledges and agrees that:

1.1 Defaults. Immediately upon the consummation of the Transactions, the following Events of Default shall have occurred and be continuing under the Credit Agreement (collectively with any Default or Event of Default that may have occurred from the taking of any action, or the failure to take any action, in the event any Default or Event of Default has occurred and is continuing, in each case, not permitted under the Credit Agreement or the other Loan Documents as a result of the occurrence and continuance of any of the following Events of Default, the “Specified Defaults”) as of the date hereof:

(a) Borrower shall have breached Section 6.8(b) of the Credit Agreement by forming or acquiring MergerSub 1, MergerSub 2 and TeraImmune as new Subsidiaries of Borrower without causing each such Subsidiaries to satisfy the requirements set forth under Section 6.8(b) of the Credit Agreement at the time of such formation or acquisition;

(b) Borrower, MergerSub 1, MergerSub 2 and TeraImmune (collectively, the “Merger Parties”) shall have breached Section 7.4(a) of the Credit Agreement by consummating the Transaction, which is not a Permitted Acquisition or otherwise permitted under Section 7.4(a) of the Credit Agreement;

(c) the Merger Parties shall have breached Section 7.10 of the Credit Agreement by making Investments in connection with the Transactions that are not otherwise permitted under Section 7.10 of the Credit Agreement;

(d) Borrower shall have breached Section 7.16 of the Credit Agreement by establishing or acquiring MergerSub 1, MergerSub 2, and TeraImmune;

(e) the Merger Parties shall have breached Section 7.1 of the Credit Agreement by suffering to exist (i) Debt incurred pursuant to that certain Business Loan Agreement, dated September 21, 2022, between TeraImmune and Fulton Bank, N.A. (the “Business Loan Agreement”) disclosed pursuant to Schedule 6.6 of the Company Disclosure Schedule to Agreement and Plan of Merger (the “Company Disclosure Schedules”) and (ii) Debt in the form of convertible notes incurred by TeraImmune pursuant to the agreements disclosed on Schedule 2.6(d) of the Company Disclosure Schedules (collectively, the “Convertible Notes”);

(f) the Merger Parties shall have breached Section 7.2 of the Credit Agreement by suffering to exist (i) Liens granted to Fulton Bank, N.A. pursuant to that Commercial Security Agreement, dated September 21, 2022, in connection with the Business Loan Agreement, and (ii) Liens granted to PNC Bank pursuant to that Pledge Agreement dated June 29, 2021, in favor of PNC Bank (the “Pledge Agreement”).

Each of Borrower and the other Loan Parties acknowledges and agrees that, prior to the effectiveness of this Agreement, the Specified Defaults permit the Agent (at the direction of the Lender) and the Lender, as the case may be, to exercise the Rights and Remedies. Each of Borrower and the other Loan Parties acknowledges and agrees that the Agent and the Lender have not been provided an adequate opportunity to fully review the documents relating to the Transactions or conduct diligence on TeraImmune and its assets, liabilities, agreements and business, that neither the Agent nor the Lender is charged with or responsible for the contents of documentation and information that it has received in connection with the Transactions given the accelerated timing of the Transactions and that additional Events of Default (other than the Specified Defaults) may occur as a result of the Transactions and that such Events of Default permit the Agent (at the direction of the Lender) and the Lender to exercise the remedies described above and in the Loan Documents.

1.2 Loan Documents. The Loan Documents, including this Agreement, are legal, valid, binding and enforceable against the Borrower and the other Loan Parties party thereto in accordance with their terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity. Except as specifically provided herein, the terms of the Loan Documents remain unchanged, except as otherwise amended, restated, supplemented or otherwise modified from time to time, in each case with the prior written consent of, or by an instrument in writing executed by, the Lender and/or the Agent.

1.3 Obligations. The Obligations are not subject to any setoff, deduction, claim, counterclaim or defenses of any kind or character whatsoever.

1.4 Collateral. As provided in the Security Agreement and the other Loan Documents, the Agent, for the benefit of the Lender, has a valid, enforceable and perfected security interest in and Lien on the Collateral, as to which there are no setoffs, deductions, claims, counterclaims or defenses of any kind or character whatsoever, except to the extent otherwise expressly permitted by the Credit Agreement.

1.5 Default Notice. The Agent and Lender agree that the execution and delivery of this Agreement by the Borrower and the other Loan Parties shall be deemed to serve as timely and proper notice of the Specified Defaults and the other Events of Default arising under the Credit Agreement as a result of the Transactions, and hereby waives any rights to receive further notice thereof.

2. Forbearance.

2.1 Scope of Forbearance. Subject to compliance by Borrower and the Guarantors with the terms and conditions of this Agreement, the Agent and the Lender each hereby agrees to forbear (but not waive), only during the Forbearance Period (as defined below), from exercising any of its Rights and Remedies in respect of the Specified Defaults against, or with respect to, the Collateral (as the case may be), Borrower or any of its Subsidiaries or Affiliates (the rights forborne pursuant to the foregoing, the “Forborne Rights”); provided, however, that (i) Borrower and each of its Subsidiaries shall comply with all limitations, restrictions or prohibitions that would otherwise be effective or applicable under the Credit Agreement or the other Loan Documents during the continuance of any Event of Default and (ii) nothing herein shall restrict, impair or otherwise affect the Lender’s or the Agent’s right to file, record, publish or deliver a notice of default or document of similar effect. Notwithstanding any of the foregoing, other than the Forborne Rights, none of the Agent nor the Lender hereby forbears, and each hereby reserves the right to exercise, at its sole discretion (to the extent provided under the Loan Documents or Applicable Law, as the case may be), all of its Rights and Remedies in connection with any Default or Events of Default (other than the Specified Defaults) which may have occurred prior to the date hereof, which may be continuing on the date hereof, or which may occur or be continuing at any time after the date hereof, including, without limitation, the Lender’s ability to (via written request to the Agent) declare all or any part of the Loan and other Obligations, including the Prepayment Premium Amount, immediately due and payable under Section 8.2 of the Credit Agreement. Nothing contained herein, and no delay on the part of the Agent or the Lender in exercising any such rights or remedies, shall be construed as a waiver of any such rights or remedies. For the avoidance of doubt, during the Forbearance Period, interest shall continue to accrue and be payable as and when due under the Credit Agreement and the other Loan Documents, including the additional interest accruing on the Loan pursuant to Section 2.3 of the Credit Agreement.

2.2 Forbearance Period. Forbearance of the Forborne Rights by the Agent and the Lender, as provided in Section 2.1 shall extend and be limited only to the period (the “Forbearance Period”) commencing on the Effective Date and ending on the earlier to occur of (a) 11:59 p.m. New York time, on July 27, 2023, (b) the date that any Forbearance Default (as defined in Section 6) occurs, (c) Borrower receives any decision (regardless of whether such decision is preliminary, final or subject to appeal) following the hearing or similar proceeding on the date hereof from the Nasdaq Capital Market, or an affiliate thereof, (including a Nasdaq Hearing Panel) that recommends that the common stock of the Borrower shall not continue to be listed or admitted for trading on the Nasdaq Capital Market, the

Nasdaq Global Select Market and/or the Nasdaq Global Market (or any nationally recognized securities exchange that is a successor to any of the foregoing) (collectively, “NASDAQ”), or any decision that is similar to the foregoing, and (d) the taking by, or in respect of, Borrower or the Guarantors of any step to appoint an administrator, liquidator, provisional liquidator, receiver or controller or any equivalent, or to file a petition in bankruptcy or any analogous proceeding for liquidation, or to seek to obtain any relief under any law relating to bankruptcy, insolvency, external reorganization, moratorium or other similar matter, whether under the laws of the Ireland or any other jurisdiction. The Agent’s and the Lender’s forbearance of the Forborne Rights, as provided herein, shall immediately and automatically cease without notice or further action upon the earliest to occur of the events set forth in clause (a), clause (b), clause (c) or clause (d) above (the “Termination Date”).

2.3 Extension of Forbearance Period. The Agent (at the direction of the Lender) and the Lender may, in their sole discretion and without obligation, renew or extend the Forbearance Period after the Termination Date or grant additional forbearance periods.

2.4 No Other Modifications. Except as expressly set forth herein, nothing in this Agreement shall modify or be deemed to modify any of the terms of the Credit Agreement, any other Loan Document, or any of the obligations of Borrower or any Guarantor in favor of the Lender existing thereunder or under Applicable Law.

3. Effectiveness. This Agreement shall become effective upon (a) receipt by the Agent, the Lender and Borrower of counterpart signatures of the other parties to this Agreement duly executed and delivered by each party hereto, (b) receipt by the Agent and the Lender of counterpart signatures of the Guarantors to the Reaffirmation, Acknowledgment, and Consent of Guarantors attached hereto as Exhibit A, (c) receipt by the Lender of a payment in immediately available funds in an aggregate amount equal to $1,011,726.25 (consisting of (i) an acceleration of the $500,000 amortization payment which would otherwise have been due and payable on July 1, 2023 pursuant to Section 2.4.1 of the Credit Agreement, (ii) a monthly installment of the Fifth Amendment Fee payment of $47,291.67 (which was amortized over twelve (12) months), (iii) an additional voluntary prepayment of principal on the Loans of $390,842.66, (iv) accrued and unpaid interest and fees in respect of the foregoing in the amount of $61,866.67, and (v) a payment of $11,725.25 representing the Prepayment Premium Amount due on such principal repayment), and (d) receipt by the Agent and the Lender and their respective counsel of the fees and expenses incurred in connection with the Loan Documents, this Agreement and the Transactions.

4. Representations and Warranties. Except with respect to the Specified Defaults, each of Borrower and the Guarantors represents and warrants that all representations and warranties relating to it and its respective Subsidiaries contained in the Loan Documents are true and correct in all material respects as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date (and in each of the foregoing cases, except where such representation and warranty is qualified by materiality, Material Adverse Effect or words of similar import, in which case such representations and warranties shall be true and correct in all respects). Each of Borrower and the Guarantors further represents and warrants to the Agent and the Lender as follows:

4.1 Authorization. The execution, delivery and performance of this Agreement are within its organizational power and have been duly authorized by all necessary organizational action.

4.2 Enforceability. This Agreement constitutes a valid and legally binding agreement enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

4.3 No Violation. The execution, delivery and performance by the Borrower and each other Loan Party of this Agreement do not and will not (a) conflict with any provision of Applicable Law, (b) conflict with the charter, by-laws, limited liability company agreement, partnership agreement or other organizational documents of any Loan Party or (c) result in the creation or imposition of any Lien on any property of it or any of its Subsidiaries, whether now owned or hereafter acquired, other than Liens in favor of the Agent and other Liens permitted under Section 7.2 of the Credit Agreement.

5. Covenants. In order to induce the Agent and the Lender to forbear from the exercise of the Forborne Rights as set forth in Section 2, each of Borrower and the Guarantors hereby covenants and agrees, unless the Agent (at the direction of the Lender) and/or the Lender otherwise consent in writing, as follows:

5.1 Other Financial Information. At all times during the Forbearance Period, Borrower shall promptly provide to the Lender such books, records and other financial and other information as the Lender may request in writing (in its sole discretion) in connection with the affairs of Borrower, any of the Guarantors, their Subsidiaries or the Transactions.

5.2 Transaction Updates. On the Effective Date, Borrower shall provide to the Lender (a) true, correct and complete copies of all agreements, certificates and other documents relating to the Transaction, including the Merger Agreement, and (b) evidence reasonably satisfactory to the Lender that the Transactions have been consummated on the Effective Date.

5.3 Nasdaq Listing Hearing Status Updates. During the Forbearance Period, Borrower shall promptly (and in any event within 3 Business Days) provide reasonably detailed updates regarding the results, decision or communications of any panel hearing or similar proceeding regarding whether the Borrower’s common stock will continue to be listed or admitted for trading on NASDAQ and true, correct and complete copies of any correspondence, decision or other communication from NASDAQ, NASDAQ Hearings Panel or any similar panel of NASDAQ.

5.4 Resolution of Certain Specified Defaults. Within 14 calendar days after the Effective Date (or such later date as the Lender agrees to in its sole discretion), Borrower shall:

(a) Provide Agent and Lender evidence, to Lender’s reasonable satisfaction, of the termination or extinguishment in full of all Debt arising under the Business Loan Agreement and the Convertible Notes;

(b) Provide Agent and Lender evidence, to Lender’s reasonable satisfaction, of the release and termination of all Liens arising under the Business Loan Agreement and the Pledge Agreement and any other Liens on the assets of any Merger Party or any of their Subsidiaries that are not Permitted Liens; and

(c) Cause each of its Subsidiaries, including MergerSub 1, MergerSub 2 and TeraImmune (to the extent existing at such time), to satisfy the requirements set forth in Section 6.8(b) of the Credit Agreement, including (to the extent required under the Credit Agreement and the other Loan Documents) executing and delivering such documents as reasonably requested by the Lender to provide a guarantee of the Obligations and create, perfect and establish a first priority Lien over such Subsidiary’s property and assets constituting Collateral.

5.5 Further Assurances. At all times during the Forbearance Period, promptly upon written request of the Agent (at the direction of the Lender) or the Lender (in their sole discretion), Borrower and/or any applicable Guarantor shall execute and deliver additional documents (including, with respect to the TeraImmune, MergerSub 1 and MergerSub 2) to the extent required by the Credit Agreement and the other Loan Documents.

5.6 All Subsidiaries of the Borrower that are not Loan Parties, including each Merger Party, shall transfer all of their cash and Cash Equivalent Investments to deposit accounts subject to a Control Agreement within 5 Business Days of the date hereof.

5.7 Notwithstanding any other obligations of the Loan Parties and their Subsidiaries under the Credit Agreement, no Loan Party shall transfer cash or Cash Equivalent Investments from an account subject to a Control Agreement to an account of a Subsidiary that is not subject to a Control Agreement without the prior written approval of the Lender.

6. Forbearance Default. The occurrence of one or more of the following shall constitute a “Forbearance Default” under this Agreement:

6.1 Borrower or any Guarantor shall fail to abide by or observe any term, condition, covenant or other provision contained in this Agreement or any document related to or executed in connection with this Agreement, including without limitation compliance in all respects with each of the covenants set forth in Section 5.

6.2 A Default or an Event of Default (other than the Specified Defaults) shall occur under any Loan Document.

6.3 Borrower, any Guarantor, any Subsidiary or any of their respective creditors commences a case, proceeding or other action against the Agent, the Lender and/or any Released Party relating to any of the Obligations, the Collateral, the Loan Documents, this Agreement or any action or omission by the Agent, the Lender and/or any Released Party or any of their respective agents in connection with any of the foregoing.

6.4 Any other creditor of Borrower, any Guarantor or its or such Guarantor’s Subsidiaries commences an action against Borrower, such Guarantor or such Subsidiary seeking to collect any debt, obligation or liability, or any forbearance granted by any other creditor of Borrower, such Guarantor or its or such Guarantor’s Subsidiaries terminates or expires.

6.5 Borrower or any of the Borrower’s Subsidiaries repudiates and/or asserts any defense with respect to this Agreement or any Loan Document.

6.6 Borrower or any of the Borrower’s Subsidiaries takes any step, or any person takes any step with respect to any of them, to appoint an administrator, liquidator, provisional liquidator, receiver or controller or any equivalent, or to file a petition in bankruptcy or any analogous proceeding for liquidation, or to seek to obtain any relief under any law relating to bankruptcy, insolvency, external reorganization, moratorium or other similar matter, whether under the laws of the Ireland or any other jurisdiction.

Any Forbearance Default shall constitute an immediate Event of Default under the Credit Agreement and other Loan Documents. Upon the Termination Date, the agreement of the Lender and the Agent hereunder to forbear from exercising their respective Rights and Remedies shall immediately terminate without the requirement of any demand, presentment, protest or notice of any kind, all of which Borrower and the Guarantors hereby waive. Borrower and the Guarantors hereby agree that the Lender and/or the Agent may at any time thereafter proceed to exercise any and all of their respective Rights and Remedies, including, without limitation, their respective Rights and Remedies with respect to the Specified Defaults.

7. Waiver and Release. TO INDUCE THE LENDER AND THE AGENT TO AGREE TO THE TERMS OF THIS AGREEMENT, BORROWER AND THE GUARANTORS (COLLECTIVELY, THE “RELEASING PARTIES”) REPRESENT AND WARRANT THAT AS OF THE DATE HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND IN ACCORDANCE THEREWITH THEY:

7.1 WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF;

7.2 FOREVER RELEASE, RELIEVE AND DISCHARGE THE LENDER AND THE AGENT AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS,

OBLIGATIONS, PROMISES, ACTS, AGREEMENTS AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO THE LOAN DOCUMENTS, TRANSACTIONS OR THE TRANSACTIONS CONTEMPLATED THEREBY. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THE RELEASING PARTIES AND THE RELEASED PARTIES HEREBY AGREE THAT THE RELEASE CONTAINED HEREIN DOES NOT INCLUDE A RELEASE OF ANY CLAIM OR OBLIGATION AGAINST THE RELEASED PARTIES ARISING FROM AND AFTER THE DATE HEREOF UNDER THE TERMS OF THIS AGREEMENT AND ANY OTHER LOAN DOCUMENTS WHICH CLAIM OR OBLIGATION DOES NOT ARISE, DIRECTLY OR INDIRECTLY, OUT OF AND IS IN NO WAY BASED UPON MATTERS, THINGS, ACTS, CONDUCT AND/OR OMISSIONS OCCURRING PRIOR TO THE DATE HEREOF;

7.3 IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AGREEMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OR WITHDRAWAL OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO;

7.4 COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AGREEMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT OR PROCEEDING; AND

7.5 REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.

8. Indemnification. The Borrower hereby expressly acknowledges, agrees and reaffirms its indemnification obligations to the Agent, the Lender and the other Lender Parties to the extent required by, and subject to the limitations set forth in, Section 10.4 of the Credit Agreement. The Borrower further acknowledges, agrees and reaffirms that all such indemnification obligations to the extent required by, and subject to the limitations set forth in, Section 10.4 of the Credit Agreement shall survive the expiration of the Forbearance Period and the termination of this Agreement, the Credit Agreement, the other Loan Documents and the payment in full of the Obligations.

9. [Reserved].

10. Ratification of Liability. Borrower and the Guarantors, in each case, as debtors, grantors, pledgors, guarantors, assignors or in other similar capacities in which such parties grant liens or security interests in their properties or otherwise act as accommodation parties or guarantors, as the case may be, under the Loan Documents, hereby consent to the arrangements in this Agreement and ratify and reaffirm all of their payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such Loan Documents to which it is a party, and ratify and reaffirm their grants of liens on or security interests in their properties pursuant to such Loan Documents to which they are a party, respectively, as security for the Obligations under or with respect to the Credit Agreement, and confirms and agrees that such liens and security interests hereafter secure all of the Obligations, as applicable, including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Agreement, the Credit Agreement, any other Loan Document.

11. Miscellaneous.

11.1 Notices. Any notices with respect to this Agreement shall be given in the manner provided for in Section 10.2 of the Credit Agreement.

11.2 Integration; Loan Document; Modification of Agreement. This Agreement and the Loan Documents embody the entire understanding between the parties hereto and supersede all prior agreements and understandings (whether written or oral) relating to the subject matter hereof and thereof. This Agreement is a “Loan Document” as defined in the Credit Agreement. The terms of this Agreement may not be waived, modified, altered or amended except by agreement in writing signed by all the parties hereto.

11.3 Construction. This Agreement and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Agreement or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Agreement or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Agreement and all other agreements and documents executed in connection therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. Each of the parties hereto acknowledges that it has been represented by legal counsel of its own choosing in negotiations for and preparation of this Agreement and all other agreements and documents executed in connection herewith and that it has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect. If any matter is left to the decision, right, requirement, request, determination, judgment, opinion, approval, consent, waiver, satisfaction, acceptance, agreement, option or discretion of the Lender, or their respective employees, counsel or agents, in the Credit Agreement or any other Loan Documents, such action shall be deemed to be exercisable by the Lender or such other Person, as the case may be, in its sole and absolute discretion. Without limiting the generality of the foregoing, “option” and “discretion” shall be implied by the use of the words “if” and “may”.

11.4 No Other Creditor Action. The Lender’s and the Agent’s obligations to forbear hereunder are expressly conditioned upon all other material creditors of Borrower or any of its Subsidiaries (including, without limitation, trade creditors and subordinated secured and unsecured creditors) refraining from taking any material enforcement action whatsoever against Borrower, any of its Subsidiaries, or the Collateral (including, without limitation, acceleration of indebtedness) during the Forbearance Period, except for any such action that is disputed by Borrower or such Subsidiary in good faith. In the event that any such creditor takes any such action, the Lender’s and the Agent’s forbearance hereunder shall automatically and immediately terminate without further notice or demand.

11.5 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. If feasible, any such offending provision shall be deemed modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

11.6 Full Force and Effect. The Loan Documents shall remain unchanged, in full force and effect and continue to govern and control the relationship between the parties hereto, except to the extent they are inconsistent with, superseded or expressly modified herein. To the extent of any inconsistency, amendment or superseding provision, this Agreement shall govern and control.

11.7 Governing Law. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

11.8 Waiver of Jury Trial. BORROWER, EACH GUARANTOR, THE LENDER AND THE AGENT EACH HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT AND ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

11.9 No Waiver. Except as expressly set forth in this Agreement, this Agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Agent and/or the Lender under the Credit Agreement or the other Loan Documents (including with respect to (a) any Events of Default, whether or not existing as of the date hereof, other than the Specified Defaults and (b) any rights or remedies in connection with any Specified Default, other than the Forborne Rights), as the case may be, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Agreement shall be construed to imply any willingness on the part of the Agent or the Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents, as the case may be. No failure to exercise and no delay in exercising, on the part of the Agent or the Lender, any right, remedy, power or privilege hereunder, under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Further, the Lender’s or the Agent’s acceptance of payment on account of the Obligations, as the case may be, or other performance by Borrower or any Guarantor after the occurrence of an Event of Default shall not be construed as a waiver of such Event of Default, any other Event of Default or any of the Lender’s or the Agent’s rights or remedies.

11.10 Cumulative Rights. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

11.11 Reimbursement of Costs and Expenses. Borrower agrees to pay all reasonable and documented out-of-pocket costs, fees and expenses of the Lender and the Agent (including, without limitation, the fees and out-of-pocket expenses of (i) Covington & Burling LLP, counsel to the Lender, and (iii) Ballard Spahr LLP, counsel to the Agent), expended or incurred by the Lender or the Agent in connection with the negotiation, preparation, administration, execution, delivery and enforcement of this Agreement, in each case to the extent required by, and subject to the limitations set forth in, Section 10.3 of the Credit Agreement. Without in any way limiting the foregoing, Borrower hereby reaffirms its agreement to pay or reimburse the Lender and the Agent for costs and expenses incurred by the Lender and the Agent, in each case to the extent required by, and subject to the limitations set forth in, Section 10.3 of the Credit Agreement. For the avoidance of doubt, Borrower acknowledges and agrees that such costs and expenses will include any amounts incurred by the Lender in the engagement of lawyers and accounting advisers to assist it in its continuing review of the books, records and affairs generally of Borrower, the Guarantors and their Subsidiaries.

11.12 Headings. The section headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

11.13 Counterparts; Electronic Execution. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tiff”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

11.14 Direction to the Agent. The Lender hereby (i) authorizes and directs the Agent to execute and deliver this Agreement, and (ii) acknowledge and agree that the direction set forth in this Section 11.14 constitutes a valid and binding instruction from the Lender under the Loan Documents, including Section 9.3 of the Credit Agreement, and that the Agent is entitled to conclusively rely upon such authorization and direction.

[Remainder of Page Intentionally Left Blank; Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:

BAUDAX BIO, INC.

By:	/s/ Gerri Henwood
Name: Gerri Henwood
Title: Chief Executive Officer

GUARANTORS:

BAUDAX BIO N.A. LLC

By:	/s/ Gerri Henwood
Name: Gerri Henwood
Title: Chief Executive Officer

[Signature Page to Forbearance Agreement]

BAUDAX BIO LIMITED

By:	/s/ Gerri Henwood
Name: Gerri Henwood
Title: Chief Executive Officer

MAM EAGLE LENDER, LLC, as the Lender

By:	/s/ Lou Hanover
Name: Lou Hanover Title: Authorized Signatory

[Signature Page to Forbearance Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as the Agent

By:	/s/ Andrew Lennon
Name: Andrew Lennon

[Signature Page to Forbearance Agreement]

Exhibit A

REAFFIRMATION, ACKNOWLEDGMENT, AND CONSENT OF GUARANTORS

Each of the undersigned joined the Guarantee as a party thereto and thereby provided its continuing guaranty pursuant to Article II thereof, for the benefit of the Lender (the “Guaranty”). Each of the undersigned hereby consents to the Forbearance Agreement as set forth above and confirms that its Guaranty, and all of its obligations thereunder, remain in full force and effect. Each of the undersigned further agrees that its consent to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained. Each of the undersigned acknowledges that the Agent and Lender are relying on the assurances provided herein in entering into the Forbearance Agreement set forth above. The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Reaffirmation, Acknowledgement, and Consent of Guarantors.

Dated as of June 29, 2023.

GUARANTORS:

BAUDAX BIO N.A. LLC

By:	/s/ Gerri Henwood
Name: Gerri Henwood
Title: Chief Executive Officer

BAUDAX BIO LIMITED

By:	/s/ Gerri Henwood
Name: Gerri Henwood
Title: Chief Executive Officer

[Signature Page to Forbearance Agreement]